Exhibit 99.2
                                 ------------
                Computational Materials and/or ABS Term Sheets

[LOGO OMITTED] COUNTRYWIDE
SECURITIES CORPORATION                                                                                 Computational Materials for
A COUNTRYWIDE CAPITAL MARKETS COMPANY                                       Countrywide Asset-Backed Certificates, Series 2005-AB2
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                   Class 1-A Corridor Contract Agreement Schedule and Strike Rates
----------------------------------------------------------------------------------------------------------------------------------
                     Notional       Cap Strike       Cap Ceiling                       Notional       Cap Strike       Cap Ceiling
   Period          Schedule ($)         (%)              (%)            Period       Schedule ($)         (%)              (%)
----------------------------------------------------------------------------------------------------------------------------------
       1           439,530,000        5.38723%         9.75000%            31       186,923,002         6.60757%         9.73270%
       2           435,618,883        5.38752%         9.75000%            32       179,699,203         6.60788%         9.72205%
       3           430,852,421        5.38782%         9.75000%            33       172,320,867         7.13076%         9.71883%
       4           425,236,504        5.57606%         9.75000%            34       159,787,025         6.71135%         9.70706%
       5           418,788,073        5.38900%         9.75000%            35       147,963,428         7.04880%         9.65751%
       6           411,521,652        5.57918%         9.75000%            36       136,912,242         8.03675%         9.49730%
       7           403,456,347        5.39146%         9.75000%            37       126,562,068         8.31700%         9.98441%
       8           394,617,477        5.39177%         9.75000%            38       126,562,068         8.04249%         9.97972%
       9           385,040,629        5.99659%         9.74986%            39       123,526,386         8.06158%         9.97689%
      10           374,829,910        5.39231%         9.74987%            40       118,512,871         8.36544%         9.95037%
      11           364,040,295        5.58111%         9.74987%            41       114,376,783         8.12505%         9.88353%
      12           352,761,841        5.39487%         9.74988%            42       110,952,504         9.18432%         9.50484%
      13           341,788,770        5.58306%         9.74987%            43       107,645,070         8.88155%         9.52799%
      14           331,113,805        5.39492%         9.74987%            44       104,435,716         8.88206%         9.52414%
      15           320,728,859        5.39494%         9.74974%            45       101,321,552         9.86375%         9.86375%
      16           310,626,066        5.58314%         9.74974%            46        98,299,937         8.89446%         9.48378%
      17           300,797,767        5.39556%         9.74975%            47        95,368,251         9.22288%         9.40109%
      18           291,236,544        5.58566%         9.74974%            48        92,524,157         9.46426%         9.46426%
      19           281,935,200        5.40890%         9.74975%            49        89,773,100         9.78928%         9.99449%
      20           272,886,902        5.44292%         9.74974%            50        87,103,432         9.46629%        10.03536%
      21           264,084,998        6.05897%         9.74958%            51        84,512,745         9.46771%        10.01837%
      22           255,501,497        5.48685%         9.74961%            52        81,998,855         9.79446%         9.95401%
      23           247,151,795        5.82451%         9.74909%            53        79,559,534         9.47729%         9.96703%
      24           239,030,398        6.14806%         9.74875%
      25           231,075,917        6.36441%         9.74809%
      26           223,293,287        6.16166%         9.74643%
      27           215,731,261        6.16276%         9.74636%
      28           208,382,453        6.39018%         9.74396%
      29           201,227,037        6.24760%         9.73734%
      30           194,221,073        6.83791%         9.73558%
----------------------------------------------------------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                                 32

[LOGO OMITTED] COUNTRYWIDE
SECURITIES CORPORATION                                                                                 Computational Materials for
A COUNTRYWIDE CAPITAL MARKETS COMPANY                                       Countrywide Asset-Backed Certificates, Series 2005-AB2
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                   Class 2-A Corridor Contract Agreement Schedule and Strike Rates
----------------------------------------------------------------------------------------------------------------------------------
                     Notional       Cap Strike       Cap Ceiling                       Notional       Cap Strike       Cap Ceiling
   Period          Schedule ($)         (%)              (%)            Period       Schedule ($)         (%)              (%)
----------------------------------------------------------------------------------------------------------------------------------
       1           457,470,000        5.53220%         8.25000%            31       194,531,163         6.65615%         9.21551%
       2           453,293,618        5.53208%         8.25000%            32       186,723,457         6.65509%         9.21054%
       3           448,250,051        5.53199%         8.25000%            33       178,916,502         7.14554%         9.20616%
       4           442,323,715        5.72583%         8.25000%            34       165,924,043         6.71903%         9.19368%
       5           435,544,642        5.53351%         8.24872%            35       153,658,367         7.13456%         9.15544%
       6           427,919,959        5.72685%         8.24870%            36       142,166,641         8.11547%         9.02809%
       7           419,469,322        5.53543%         8.24875%            37       131,456,829         8.39718%        10.01651%
       8           410,211,619        5.53537%         8.24876%            38       131,456,829         8.11966%        10.01712%
       9           400,184,315        6.15519%         8.24864%            39       128,475,372         8.12822%        10.01395%
      10           389,483,882        5.53648%         8.24878%            40       123,315,237         8.43179%         9.98651%
      11           378,231,773        5.73212%         8.24713%            41       119,029,607         8.24517%         9.92813%
      12           366,501,142        5.53975%         8.24723%            42       115,466,545         9.30244%         9.54882%
      13           355,090,261        5.73937%         8.24715%            43       112,025,136         8.99544%         9.57069%
      14           343,993,326        5.54608%         8.24724%            44       108,685,760         8.99567%         9.56911%
      15           333,200,808        5.54601%         8.24725%            45       105,445,398         9.98728%         9.98728%
      16           322,704,481        5.74035%         8.24717%            46       102,301,183         9.00421%         9.54227%
      17           312,494,837        5.54793%         8.24483%            47        99,250,471         9.37133%         9.44328%
      18           302,563,063        5.74476%         8.24468%            48        96,291,390         9.59881%         9.59881%
      19           292,901,615        5.55366%         8.24225%            49        93,429,038         9.92807%        10.02164%
      20           283,491,872        5.56769%         8.24227%            50        90,651,346         9.60013%        10.06114%
      21           274,338,431        6.19760%         8.24147%            51        87,955,813         9.60076%        10.05421%
      22           265,400,989        5.61212%         8.24220%            52        85,340,068         9.93178%         9.99373%
      23           256,706,760        5.91120%         8.23931%            53        82,801,868         9.61246%         9.95221%
      24           248,253,120        6.21388%         8.23794%
      25           239,981,767        6.43027%         9.23392%
      26           231,940,043        6.21773%         9.23286%
      27           224,127,640        6.21933%         9.23292%
      28           216,536,581        6.44771%         9.22644%
      29           209,134,805        6.29719%         9.22293%
      30           201,925,991        6.88742%         9.21807%
----------------------------------------------------------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                                 32

[LOGO OMITTED] COUNTRYWIDE
SECURITIES CORPORATION                                                                                 Computational Materials for
A COUNTRYWIDE CAPITAL MARKETS COMPANY                                       Countrywide Asset-Backed Certificates, Series 2005-AB2
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                  Subordinate Corridor Contract Agreement Schedule and Strike Rates
----------------------------------------------------------------------------------------------------------------------------------
                     Notional       Cap Strike       Cap Ceiling                       Notional       Cap Strike       Cap Ceiling
   Period          Schedule ($)         (%)              (%)            Period       Schedule ($)         (%)              (%)
----------------------------------------------------------------------------------------------------------------------------------
       1           103,000,000        6.30726%         9.09610%            31       103,000,000         6.63235%         9.22393%
       2           103,000,000        5.46125%         8.25000%            32       103,000,000         6.86137%         9.44559%
       3           103,000,000        5.65172%         8.44037%            33       103,000,000         6.66164%         8.73571%
       4           103,000,000        5.46205%         8.05961%            34       103,000,000         6.94744%         9.43241%
       5           103,000,000        5.46271%         8.24936%            35       103,000,000         6.85570%         8.91962%
       6           103,000,000        6.07626%         8.67110%            36       103,000,000         8.07691%         9.01302%
       7           103,000,000        5.46491%         8.24939%            37       103,000,000         8.35791%        10.00080%
       8           103,000,000        5.65553%         8.43989%            38        83,523,370         8.08190%         9.99883%
       9           103,000,000        5.46516%         7.63692%            39        73,563,984         8.37384%        10.27407%
      10           103,000,000        5.65639%         8.43987%            40        70,594,029         8.12027%         9.68980%
      11           103,000,000        5.46757%         8.05792%            41        68,135,378         8.18631%         9.90628%
      12           103,000,000        5.46878%         8.24855%            42        66,094,910         9.25000%         9.53271%
      13           103,000,000        5.66281%         8.24851%            43        64,120,348         8.93963%         9.54976%
      14           103,000,000        5.47204%         8.24856%            44        62,208,813         9.24633%         9.85340%
      15           103,000,000        5.66275%         8.43924%            45        60,353,961         8.94190%         8.94190%
      16           103,000,000        5.47259%         8.05770%            46        58,554,170         9.25711%         9.82029%
      17           103,000,000        5.47330%         8.24727%            47        56,807,855         8.99057%         9.11459%
      18           103,000,000        6.08946%         8.66982%            48        55,113,518         9.50000%         9.50000%
      19           103,000,000        5.48276%         8.24596%            49        53,472,259         9.50000%         9.64828%
      20           103,000,000        5.69847%         8.43785%            50        51,882,307         9.50000%        10.01396%
      21           103,000,000        5.51231%         7.62808%            51        50,339,386         9.50000%        10.00108%
      22           103,000,000        5.74412%         8.43921%            52        48,842,153         9.50000%         9.60978%
      23           103,000,000        5.67136%         8.04674%            53        47,389,279         9.50000%         9.91325%
      24           103,000,000        6.18164%         8.24325%
      25           103,000,000        6.39801%         9.24088%
      26           103,000,000        6.19027%         9.23952%
      27           103,000,000        6.40634%         9.45423%
      28           103,000,000        6.20439%         9.01990%
      29           103,000,000        6.27290%         9.23000%
      30           103,000,000        7.37125%         9.73474%
----------------------------------------------------------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                                 33